SUPPLEMENT DATED SEPTEMBER 13, 2007
TO THE PROSPECTUS and
STATEMENT of ADDITIONAL INFORMATION (“SAI”) of
THE INTEGRITY FUNDS
Dated May 1, 2007

Please note the following important information with regard to the Integrity All Season Fund.

The Board of Trustees of The Integrity Funds, concluded at a meeting on September 12, 2007, that due to the small size of Integrity All Season Fund (the “Fund”), it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund, and redeem all outstanding shares, on November 26, 2007.

Effective September 13, 2007, the Fund will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Fund are otherwise not available for purchase as of September 13, 2007.

You may redeem or exchange your shares, including reinvested distributions prior to November 26, 2007, and you will not be charged a contingent deferred sales charge. Any shareholders who have not redeemed their shares of the fund prior to November 26, 2007 will have their shares automatically redeemed as of that date, and proceeds will be sent to the address of record. If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds Shareholder Services Department at (800) 601-5593.

Unless your investment in the Fund is through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gain. Please refer to the Prospectus for general information.  You may wish to consult your tax advisor about your particular situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE